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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 13, 2004
                Date of Report (Date of earliest event reported)

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                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   1-8696                  36-2664428
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)

                                  ------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events.

     On October 13, 2004, Competitive Technologies, Inc. ("CTT") confirmed that Federal Insurance Company ("Federal") has agreed to settle the litigation brought by CTT concerning CTT's directors' and officers' liability insurance policy with Federal. A payment is being made by Federal to CTT as settlement of a claim for expenses previously recorded in CTT's financial statements. The litigation concerns costs incurred by CTT relating to an SEC investigation of the company's 1998 stock buyback program. Federal also confirms that it will cover liabilities incurred in the SEC litigation going forward under the terms of the D&O policy.


A copy of the press release is attached as Exhibit 99.1.


Item 9.01.     Financial Statements and Exhibits

       (c)     Exhibits

Exhibit No.              Description
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Exhibit 99.1             Press release dated October 13, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COMPETITIVE TECHNOLOGIES, INC.

Date: October 14, 2004                       By: /s/ John B. Nano
                                                 -------------------------------
                                                 Name:  John B. Nano
                                                 Title: President and
                                                 Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -------------------------------------------------------

Exhibit 99.1 Press release dated October 13, 2004 announcing that the Company reached a claims agreement with its insurance provider.